                                                                    PWRW&G DRAFT
                                                                         6/24/96


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                     CONVEYANCE, CONTRIBUTION AND ASSUMPTION

                                    AGREEMENT

                                  by and among

                        NATIONAL PROPANE PARTNERS, L.P.,
                             NATIONAL PROPANE, L.P.,
                          NATIONAL PROPANE CORPORATION,

                                       and

                           NATIONAL PROPANE SGP, INC.



                           Dated as of July [ ], 1996

               --------------------------------------------------


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                                TABLE OF CONTENTS

                                                                     Page
                                                                     ----

1.    Definitions...................................................   2

2.    Contribution Transactions.....................................   6
      2.1   Contribution to the Master Partnership..................   6
      2.2   Contribution to the Operating Partnership...............   7
      2.3   Overallotment Option....................................   8
      2.4   Effect of Contributions.................................   8
      2.5   Order of Contributions..................................   9

3.    Matters Relating to Debt......................................   9
      3.1   Issuance of Notes.......................................   9
      3.2   Repayment of the Assumed Existing Bank Debt.............   9
      3.3   The Bank Credit Facility................................   9

4.    Miscellaneous.................................................   9
      4.1   Costs...................................................   9
      4.2   Headings; References; Interpretation..................... 10
      4.3   Successors and Assigns................................... 10
      4.4   No Third Party Rights.................................... 10
      4.5   Counterparts............................................. 10
      4.6   Governing Law............................................ 10
      4.7   Severability............................................. 11
      4.8   Deed; Bill of Sale; Assignment........................... 11
      4.9   Amendment or Modification................................ 11
      4.10  Integration.............................................. 11

     This CONVEYANCE, CONTRIBUTION AND ASSUMPTION AGREEMENT, dated as of July __, 1996, is entered into by and among NATIONAL PROPANE PARTNERS, L.P., a Delaware limited partnership (the "Master Partnership"), NATIONAL PROPANE, L.P., a Delaware limited partnership (the "Operating Partnership"), NATIONAL PROPANE CORPORATION, a Delaware corporation (the "Managing General Partner"), and NATIONAL PROPANE SGP, INC., a Delaware corporation and formerly known as All Seasons Acquisition Corp. (the "Special General Partner").


                                    RECITALS

     WHEREAS, the Managing General Partner and the Special General Partner, as the general partners, and Triarc Companies, Inc., a Delaware corporation ("Triarc"), as the organizational limited partner, have heretofore formed the Master Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act");

     WHEREAS, the Managing General Partner and the Special General Partner each has heretofore contributed $10.00 to the Master Partnership in exchange for a 1.0% general partner interest issued to each in the Master Partnership; and Triarc has heretofore contributed $980.00 to the Master Partnership in exchange for a 98.0% organizational limited partner interest in the Master Partnership;

     WHEREAS, the Managing General Partner and the Special General Partner, as the general partners and limited partners, and the Master Partnership, as limited partner, have heretofore formed the Operating Partnership pursuant to the Delaware Act for the purpose of acquiring, owning and operating the Assets and the Business (as hereinafter defined);

     WHEREAS, the Managing General Partner has heretofore contributed $[ ] and the Special General Partner has heretofore contributed $[ ] to the Operating Partnership in exchange for a 2.0956% general partner interest therein issued to each, a __% limited partner interest therein issued to the Managing General Partner and a __% limited partner interest therein issued to the Special General Partner, and the Master Partnership has heretofore contributed $[ ] to the Operating Partnership in exchange for a 0.0001% limited partner interest therein;

     WHEREAS, as of June ___, 1996, the Underwriting Agreement (as hereinafter defined) was entered into by the parties thereto;

     WHEREAS, as of the date hereof, the Public Offering was consummated and the Master Partnership issued [ ] Common Units for total Gross Public Offering Proceeds of $___ million;


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                                                                               2




     WHEREAS, as of the date hereof, the Managing General Partner and the Special General Partner, as the general partners, and Triarc, as the organizational limited partner, have entered into that certain Amended and Restated Agreement of Limited Partnership of the Master Partnership (as it may be amended, supplemented or restated from time to time, the "Master Partnership Agreement");

     WHEREAS, as of the date hereof, the Managing General Partner and the Special General Partner, as the general partners and the limited partners, and the Master Partnership, as the limited partner, have entered into that certain Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as it may be amended, supplemented or restated from time to time, the "Operating Partnership Agreement"); and

     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

     1. Definitions.

     The following capitalized terms shall have the meanings given below.

     "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. Notwithstanding anything contained in this definition to the contrary, the term Affiliate, (i) with respect to the Operating Partnership and the Master Partnership, shall not include the Managing General Partner, the Special General Partner or Triarc (or their respective Affiliates determined without regard to the Operating Partnership or the Master Partnership), and (ii) with respect to the Managing General Partner, the Special General Partner or Triarc, shall not include the Operating Partnership or the Master Partnership (or their respective Affiliates determined without regard to the Managing General Partner, the Special General Partner or Triarc).

     "Agreement" means this Conveyance, Contribution and Assumption Agreement, as it may be amended, supplemented or restated from time to time.

     "Assumed Existing Bank Debt" means the aggregate principal amount, accrued interest and other amounts, fees and expenses payable under the Existing Credit Facility.

     "Bank Credit Facility" means the Credit Agreement, dated as of June __, 1996, by and among the Operating Partnership and The First National Bank


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                                                                               3




of Boston, as administrative agent, BA Securities, Inc., as syndication agent, and the financial institutions listed therein, providing for borrowings under the working capital facility in an aggregate principal amount of up to $15 million and borrowings under the acquisition and expansion facility in an aggregate principal amount of up to $40 million.

     "Bank Credit Facility Expenses" means all commissions, fees and other out-of-pocket expenses (including fees and expenses of accountants, attorneys, consultants or other agents) incurred, paid or payable by the Operating Partnership to the administrative agent, co-agent, syndication agent, lenders or other Persons in connection with the Bank Credit Facility.

     "Business" means the businesses currently or previously conducted by the Managing General Partner or the Special General Partner (including any businesses conducted by any predecessor of the Managing General Partner or the Special General Partner).

     "Common Units" means an LP Interest having the rights and obligations specified with respect to Common Units in the Master Partnership Agreement.

     "Delaware Act" has the meaning assigned to such term in the Recitals to this Agreement.

     "Effective Time" means a time mutually agreed upon among the Master Partnership, Operating Partnership, the Special General Partner and Managing General Partner, but not later than the effective date of the Public Offering.

     "Existing Credit Facility" means the Revolving Credit and Term Loan Agreement, dated as of October 7, 1994, as amended, among the Managing General Partner, the Bank of New York, as Administrative Agent, certain co-agents and the several lending institutions party thereto.

     "General Partner Interest" shall mean, with respect to the Operating Partnership or the Master Partnership, an interest in the profits, losses and capital of the Operating Partnership or the Master Partnership, as the case may be, that provides the holder thereof with the rights and obligations of a general partner in accordance with the Operating Partnership Agreement or the Master Partnership Agreement, as the case may be.

     "General Partner Parties" means the Managing General Partner, the Special General Partner and any of their Affiliates (including, without limitation, Triarc), and (unless such Persons are Operating Partnership Parties) any of their respective directors, shareholders, partners, members, officers, employees, agents, consultants, customers, representatives, successors, transferees or assignees.


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                                                                               4




     "Gross Overallotment Proceeds" means the gross proceeds received by the Master Partnership in connection with the exercise of the Overallotment Option.

     "Gross Public Offering Proceeds" means the gross proceeds received by the Master Partnership in connection with the Public Offering (excluding any proceeds in respect of the exercise of the Overallotment Option).

     "Incentive Distribution Rights" has the meaning assigned to such term in the Master Partnership Agreement.

     "LP Interest" shall mean, with respect to the Operating Partnership or the Master Partnership, an interest in the profits, losses and capital of the Operating Partnership or the Master Partnership, as the case may be, that provides the holder thereof with the rights and obligations of a limited partner in accordance with the Operating Partnership Agreement or the Master Partnership Agreement, as the case may be.

     "Managing General Partner" has the meaning assigned to such term in the opening paragraph of this Agreement.

     "Master Partnership" has the meaning assigned to such term in the opening paragraph of this Agreement.

     "Master Partnership Agreement" has the meaning assigned to such term in the Recitals to this Agreement.

     "Net Note Proceeds" means the $125 million in gross proceeds received by the Managing General Partner in connection with the Note Offering, less the Note Offering Expenses and less $59.3 million that is distributed by the Managing General Partner to its shareholder.

     "Note Offering" means the offer and sale of the Notes pursuant to the Note Purchase Agreements.

     "Note Offering Expenses" means all commissions, fees and other out-of-pocket expenses (including fees and expenses of accountants, attorneys, consultants or other agents) incurred, paid or payable by the Managing General Partner or the Operating Partnership to the placement agent or other Persons in connection with the Note Offering.

     "Note Purchase Agreement(s)" means the note purchase agreements, each dated as of June ___, 1996, between the Managing General Partner and the lenders named therein, relating to the Note Offering, as assigned to and assumed by the Operating Partnership.


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                                                                               5




     "Notes" means the First Mortgage Notes issued by the Managing General Partner in the Note Offering pursuant to the Note Purchase Agreements.

     "OLP Contribution and Assumption Agreement" means the OLP Contribution and Assumption Agreement, dated as of the date hereof, among the Managing General Partner, the Special General Partner, the Operating Partnership and National Sales and Service, Inc. (the "Operating Partnership Subsidiary"), pursuant to which the Managing General Partner and the Special General Partner shall convey substantially all of their assets to the Operating Partnership and the Operating Partnership Subsidiary.

     "Operating Partnership" has the meaning assigned to such term in the opening paragraph of this Agreement.

     "Operating Partnership Agreement" has the meaning assigned to such term in the Recitals to this Agreement.

     "Operating Partnership Parties" means the Operating Partnership and any direct or indirect subsidiary or Affiliate of the Operating Partnership, and any of their respective directors, shareholders, partners, members, officers, employees, agents, consultants, customers, representatives, successors, transferees or assignees.

     "Overallotment Option" means the overallotment option granted to the Underwriters under the Underwriting Agreement.

     "Party" means each of the Persons who are signatories to this Agreement.

     "Percentage Interest" has, with respect to the Operating Partnership, the meaning assigned to such term in the Operating Partnership Agreement and, with respect to the Master Partnership, the meaning assigned to such term in the Master Partnership Agreement.

     "Person" means an individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

     "Public Offering" means the initial public offering by the Master Partnership of up to [7,119,047] Common Units (including [928,511] Common Units issuable upon exercise of the Overallotment Option).

     "Public Offering Expenses" means all underwriting discounts, commissions, fees and other out-of-pocket expenses (including fees and expenses of accountants, attorneys, printers, consultants or other agents) incurred, paid, payable


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                                                                               6




or provided by the Operating Partnership to the Underwriters or other Persons in connection with the Public Offering.

     "Representatives" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Jamey Montgomery Scott Inc., Raucher Pierce Refsnes, Inc. and The Robinson-Humphrey Company, Inc. as the representatives for the Underwriters.

     "Special General Partner" has the meaning assigned to such term in the opening paragraph of this Agreement.

     "Subordinated Units" means a General Partner Interest having the rights and obligations specified with respect to Subordinated Units in the Master Partnership Agreement.

     "Transaction Documents" means this Agreement, the OLP Contribution and Assumption Agreement, the Underwriting Agreement, the Master Partnership Agreement, the Operating Partnership Agreement, the Subsidiary Services Agreement, the Note Purchase Agreements and the Bank Credit Facility.

     "Underwriters" means the several Underwriters listed in Schedule I to the Underwriting Agreement.

     "Underwriting Agreement" means the Purchase Agreement dated as of June [ ], 1996, by and among the Master Partnership, the Operating Partnership, the Managing General Partner, the Special General Partner, and each of the Representatives, as representatives of the Underwriters, relating to the Public Offering.

     2. Contribution Transactions.

          2.1 Contribution to the Master Partnership. Immediately after the completion of the transactions provided for in OLP Contribution and Assumption Agreement,

               (a) the Managing General Partner hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to the Master Partnership, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to its LP Interest in the Operating Partnership with a Percentage Interest in the Operating Partnership equal to ____%, in exchange for (i) maintaining its unsubordinated General Partner Interest in the Master Partnership with a Percentage Interest of 1.0%,
(ii) 4,533,638 Subordinated Units, (iii) the Incentive Distribution Rights and
(iv) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged; and


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                                                                               7




               (b) the Special General Partner hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to the Master Partnership, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to its LP interest in the Operating Partnership with a Percentage Interest in the Operating Partnership equal to ____%, in exchange for maintaining its unsubordinated General Partner Interest in the Master Partnership with a Percentage Interest of 1.0% and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     TO HAVE AND TO HOLD the LP Interests in the Operating Partnership unto the Master Partnership, its successors and assigns, together with all and singular the rights and appurtenances thereto in any way belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

          2.2 Contribution to the Operating Partnership.

               (a) Immediately after the completion of the transactions provided for in Section 2.1 and the Public Offering, the Master Partnership hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to the Operating Partnership, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to the Gross Public Offering Proceeds in exchange for (A) the consideration stated in Section 2.2(b) and (B) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and

     TO HAVE AND TO HOLD the Gross Public Offering Proceeds unto the Operating Partnership, its successors and assigns, together with all and singular the rights and appurtenances thereto in any way belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

               (b) In consideration for the contribution of the Gross Public Offering Proceeds to the Operating Partnership, the Operating Partnership (i) hereby increases the Percentage Interest of the LP Interest in the Operating Partnership held by the Master Partnership to 97.9798% and (ii) agrees to duly and timely pay, perform and discharge the Public Offering Expenses.

               (c) Upon completion of the contributions referred to in paragraph
(a) above, Triarc shall withdraw as organizational limited partner of the Operating Partnership and (i) the Percentage Interest of the Master Partnership's LP Interest in the Operating Partnership shall equal 97.9798%,
(ii) the Percentage Interest of the Managing General Partner's General Partner Interest in the Operating Partnership shall equal 1.0101% and (iii) the Percentage Interest of the Special General Partner's General Partner Interest in the Operating Partnership shall equal 1.0101%.


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                                                                               8




          2.3 Overallotment Option.

               (a) Upon exercise of the Overallotment Option, each Underwriter shall contribute to the Master Partnership cash in an amount equal to the purchase price for the Common Units so purchased in exchange for the issuance by the Master Partnership of such Common Units, as more fully provided in and pursuant to the Master Partnership Agreement; provided however, that the Percentage Interest of the unsubordinated General Partner Interest in the Master Partnership held by each of the Managing General Partner and the Special General Partner shall nonetheless immediately thereafter remain 1.0%.

               (b) Upon exercise of the Overallotment Option, the Master Partnership shall contribute to the Operating Partnership the Gross Overallotment Proceeds in exchange for the assumption by the Operating Partnership of the obligation to duly and timely pay, perform and discharge the Public Offering Expenses related thereto and for other good and valuable consideration, the receipt and sufficiency are hereby acknowledged; provided however, that the Percentage Interest of the General Partner Interest in the Operating Partnership held by each of the Managing General Partner and the Special General Partner shall nonetheless immediately thereafter remain 1.0101% and the Percentage Interest of the Master Partnership's LP Interest in the Operating Partnership shall nonetheless immediately thereafter remain 97.9798%.

          2.4 Effect of Contributions. The contributions provided for in this
Section 2 and in the OLP Contribution and Assumption Agreement shall be effective for all purposes as of the Effective Time in the order described in
Section 2.5. At the Effective Time, and after giving effect to all of the transactions contemplated by this Section 2, the OLP Contribution and Assumption Agreement and the other Transaction Documents, (a) the Managing General Partner shall own (i) a General Partner Interest in the Operating Partnership with a Percentage Interest of 1.0101% and (ii) an unsubordinated General Partner Interest in the Master Partnership with a Percentage Interest of 1.0%, (iii) 4,533,638 Subordinated Units, and (iv) the Incentive Distribution Rights (b) the Special General Partner shall own (i) a General Partner Interest in the Operating Partnership with a Percentage Interest of 1.0101% and (ii) an unsubordinated General Partner Interest in the Master Partnership with a Percentage Interest of 1.0% and (c) the Master Partnership shall own an LP Interest in the Operating Partnership with a Percentage Interest of 97.9798%.

          2.5 Order of Contributions. The transactions described in Section 2.1 shall occur immediately after completion of the transactions contemplated in the OLP Contribution and Assumption Agreement and the Public Offering. The transactions described in Section 2.2 shall occur immediately after completion of the transactions described in Section 2.1.


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                                                                               9




     3. Matters Relating to Debt.

          3.1 Issuance of Notes. Immediately prior to the transactions provided for in Section 2.1 and in the OLP Contribution and Assumption Agreement, the First Mortgage Notes shall have been issued by the Managing General Partner.

          3.2 Repayment of the Assumed Existing Bank Debt. Immediately after the completion of the transactions provided for in the OLP Contribution and Assumption Agreement and immediately prior to the transactions provided for in
Section 2.2, the Operating Partnership shall repay in full the Assumed Existing Bank Debt in the following manner: (i) $30 million of the Net Note Proceeds will be used by the Operating Partnership to repay Assumed Existing Bank Debt evidenced by the Refunding Notes (as defined in Existing Credit Facility), (ii) the remainder of such Net Note Proceeds will be used to repay other Assumed Existing Bank Debt, and (iii) a portion of the Gross Public Offering Proceeds (net of the Public Offering Expenses) will be used to repay any Assumed Existing Bank Debt not repaid under clauses (i) and (ii).

          3.3 The Bank Credit Facility. Immediately after the completion of the transactions provided for in Section 2 (other than Section 2.3), the Bank Credit Facility shall become effective.

     4. Miscellaneous.

          4.1 Costs.

               (a) The Operating Partnership shall be responsible for and shall pay all Note Offering Expenses incurred prior to, as of or after the Effective Time. Such payment shall be made by the Operating Partnership directly to any obligee in respect of such expenses.

               (b) The Operating Partnership shall be responsible for and shall pay all Public Offering Expenses incurred prior to, as of or after the Effective Time. Such payment shall be made by the Operating Partnership or its subsidiaries directly to any obligee in respect of such expenses.

               (c) The Operating Partnership shall be responsible for and shall pay all Bank Credit Facility Expenses incurred prior to, as of or after the Effective Time. Such payment shall be made by the Operating Partnership directly to any obligee in respect of such expenses.

               (d) If the Managing General Partner, the Special General Partner or any of their Affiliates have paid any expenses, fees, costs or taxes that are the responsibility of the Operating Partnership pursuant to clauses (a), (b) or


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                                                                              10




(c) above, then the Operating Partnership shall reimburse the Managing General Partner, the Special General Partner or such Affiliate promptly upon request therefor.

          4.2 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. Except as otherwise expressly provided herein, any reference in this Agreement to any Transaction Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time.

          4.3 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

          4.4 No Third Party Rights. The provisions of this Agreement are not intended to and do not create rights in any other Person or confer upon any other Person any benefits, rights or remedies and no Person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

          4.5 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

          4.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the conflicts of law principles thereof.


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                                                                              11




          4.7 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

          4.8 Deed; Bill of Sale; Assignment. To the extent required by applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the Assets.

          4.9 Amendment or Modification. This Agreement may be amended or modified, or any provision waived or rescinded, from time to time only by the written agreement of the Parties directly bound by, or benefited from, the provisions in respect of which such amendment, modification, waiver or rescission is sought.

          4.10 Integration. This Agreement supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This Agreement and the Transaction Documents constitute an integrated agreement which contain the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement or the Transaction Documents unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                              NATIONAL PROPANE PARTNERS, L.P.

                              By:   National Propane Corporation,
                                    its Managing General Partner


                              By:____________________________________
                                    Name:
                                    Title:


ATTEST:                       By:____________________________________
                                    Name:
                                    Title:


                              NATIONAL PROPANE, L.P.

                              By:   National Propane Corporation,
                                    its Managing General Partner


                              By:____________________________________
                                    Name:
                                    Title:



ATTEST:                       By:____________________________________
                                    Name:
                                    Title:

                          NATIONAL PROPANE CORPORATION


                              By:____________________________________
                                  Name:
                                  Title:



ATTEST:                       By:____________________________________
                                  Name:
                                  Title:


                           NATIONAL PROPANE SGP, INC.



                              By:____________________________________
                                  Name:
                                  Title:


ATTEST:                       By:____________________________________
                                  Name:
                                  Title:

STATE OF NEW YORK       )
                        ) ss.
COUNTY OF NEW YORK      )


     On this _____ day of _______________, 1996, before me, a Notary Public in and for said state, personally appeared ________________________, who being by me duly sworn did say that he is the ____________________________ of NATIONAL PROPANE CORPORATION, a Delaware corporation, and that the within instrument was signed in behalf of said corporation and acknowledged said instrument to be the free act and deed of said corporation for the purposes therein stated.

     IN WITNESS WHEREOF, I have hereunto set my and affixed my official seal, the day and year last above written.


                                  ______________________________________
                                  Printed Name:_________________________
                                  Notary Public in and for said State
                                  Commissioned in_______________________
                                  County


[SEAL]
My commission expires:
_______________________

STATE OF NEW YORK       )
                        ) ss.
COUNTY OF NEW YORK      )


     On this _____ day of _______________, 1996, before me, a Notary Public in and for said state, personally appeared ________________________, who being by me duly sworn did say that he is the ____________________________ of National Propane Corporation, the Managing General Partner of NATIONAL PROPANE, L.P., a Delaware limited partnership, and that the within instrument was signed in behalf of said corporation and acknowledged said instrument to be the free act and deed of said corporation for the purposes therein stated.

     IN WITNESS WHEREOF, I have hereunto set my and affixed my official seal, the day and year last above written.



                                  ______________________________________
                                  Printed Name:_________________________
                                  Notary Public in and for said State
                                  Commissioned in_______________________
                                  County


[SEAL]
My commission expires:
_______________________

STATE OF NEW YORK       )
                        ) ss.
COUNTY OF NEW YORK      )


     On this _____ day of _______________, 1996, before me, a Notary Public in and for said state, personally appeared ________________________, who being by me duly sworn did say that he is the ____________________________ of National Propane Corporation, the managing general partner of NATIONAL PROPANE PARTNERS, L.P., a Delaware limited partnership, and that the within instrument was signed in behalf of said corporation and acknowledged said instrument to be the free act and deed of said corporation for the purposes therein stated.

     IN WITNESS WHEREOF, I have hereunto set my and affixed my official seal, the day and year last above written.



                                  ______________________________________
                                  Printed Name:_________________________
                                  Notary Public in and for said State
                                  Commissioned in_______________________
                                  County


[SEAL]
My commission expires:
_______________________

STATE OF NEW YORK       )
                        ) ss.
COUNTY OF NEW YORK      )


     On this _____ day of _______________, 1996, before me, a Notary Public in and for said state, personally appeared ________________________, who being by me duly sworn did say that he is the ____________________________ of NATIONAL PROPANE SGP, INC., a Delaware corporation, and that the within instrument was signed in behalf of said corporation and acknowledged said instrument to be the free act and deed of said corporation for the purposes therein stated.

     IN WITNESS WHEREOF, I have hereunto set my and affixed my official seal, the day and year last above written.



                                  ______________________________________
                                  Printed Name:_________________________
                                  Notary Public in and for said State
                                  Commissioned in_______________________
                                  County


[SEAL]
My commission expires:
_______________________


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